COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent
Includes joint venture properties.

					Average Effective
	As of September 30, 2009				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Sept 30, 2009

Dallas, TX	3,678	$208,521	7.8%	96.0%	$696.66
Jacksonville, FL	3,471	$202,207	7.5%	96.6%	$765.87
Atlanta, GA	3,253	$252,852	9.4%	96.5%	$773.10
Houston, TX	3,191	$226,039	8.4%	93.9%	$807.26
Nashville, TN	1,855	$128,944	4.8%	95.0%	$767.89
Austin, TX	1,776	$111,033	4.1%	95.7%	$742.98
Tampa, FL	1,345	$92,591	3.5%	96.8%	$859.56
Raleigh/Durham, NC	1,341	$123,174	4.6%	95.4%	$773.02
Phoenix, AZ	792	$98,592	3.7%	94.3%	$729.65
South Florida	480	$53,243	2.0%	96.5%	$1,252.51
Orlando, FL	288	$14,749	0.5%	97.6%	$734.13
Primary Markets	21,470	$1,511,945	56.3%	95.7%	$774.98

Memphis, TN	4,021	$211,208	7.9%	96.9%	$670.56
Columbus, GA	1,509	$78,613	2.9%	95.6%	$708.75
Jackson, MS	1,241	$59,975	2.2%	97.8%	$706.98
Greenville, SC	1,140	$51,497	1.9%	94.4%	$570.14
Lexington, KY	924	$60,969	2.3%	95.6%	$706.60
Little Rock, AR	808	$43,165	1.6%	97.6%	$669.33
Savannah, GA	526	$44,485	1.7%	99.6%	$840.03
All Other Secondary	10,616	$583,753	21.8%	95.6%	$693.13
Secondary Markets	20,785	$1,133,665	42.3%	96.1%	$687.37

Subtotal	42,255	$2,645,610	98.6%	95.9%	$731.88

Development and Lease-up Properties	432	$37,465	1.4%	87.5%	$861.08

Total Portfolio	42,687	$2,683,075	100.0%	95.8%	$733.19

NUMBER OF APARTMENT UNITS

	2009			2008
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30

100% Owned Properties	41,767	41,764	41,626	41,928	41,801
Properties in Joint Ventures	920	626	626	626	626
Total Portfolio	42,687	42,390	42,252	42,554	42,427

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of September 30, 2009 unless otherwise noted

		Three Months Ended September 30, 2009
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Primary Markets
Dallas, TX	3,184	$6,992	$3,286	$3,706	$682.91	96.0%	93.4%	55.2%
Atlanta, GA	2,693	$5,955	$2,794	$3,161	$727.42	96.2%	89.7%	55.7%
Jacksonville, FL	2,611	$6,222	$2,557	$3,665	$775.67	96.5%	93.1%	57.1%
Houston, TX	2,400	$5,773	$2,565	$3,208	$783.94	95.0%	92.0%	64.7%
Nashville, TN	1,569	$3,860	$1,562	$2,298	$768.34	94.8%	94.2%	55.1%
Austin, TX	1,392	$3,328	$1,594	$1,734	$740.86	95.6%	92.4%	61.1%
Tampa, FL	1,120	$2,980	$1,247	$1,733	$831.79	97.0%	94.0%	50.3%
South Florida	480	$1,868	$731	$1,137	$1,252.51	96.5%	93.9%	45.2%
Phoenix, AZ	480	$979	$552	$427	$698.71	94.0%	84.1%	64.4%
Raleigh/Durham, NC	384	$828	$301	$527	$679.54	94.0%	94.5%	50.5%
Subtotal	16,313	$38,785	$17,189	$21,596	$760.50	95.8%	92.3%	57.0%

Secondary Markets
Memphis, TN	3,210	$6,725	$3,181	$3,544	$685.43	96.7%	92.5%	51.0%
Columbus, GA	1,509	$3,382	$1,403	$1,979	$708.75	95.6%	93.2%	77.7%
Jackson, MS	1,241	$2,714	$995	$1,719	$706.98	97.8%	94.8%	58.7%
Greenville, SC	1,140	$2,040	$930	$1,110	$570.14	94.4%	90.1%	54.1%
Lexington, KY	924	$2,040	$857	$1,183	$706.60	95.6%	91.7%	62.2%
Little Rock, AR	808	$1,718	$684	$1,034	$669.33	97.6%	95.6%	56.2%
Savannah, GA	526	$1,433	$544	$889	$840.03	99.6%	97.2%	63.1%
All Other Secondary	10,026	$21,786	$9,527	$12,259	$690.04	96.0%	93.1%	59.2%
Subtotal	19,384	$41,838	$18,121	$23,717	$688.76	96.2%	93.1%	59.1%

Operating Same Store	35,697	$80,623	$35,310	$45,313	$721.55	96.0%	92.7%	58.1%

Revenue Straight-line Adjustment (2)		$(21)		$(21)
Total Same Store		$80,602		$45,292

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2009 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2008 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Primary Markets
Dallas, TX	-0.6%	-1.2%	7.1%	-2.6%	-6.5%	0.2%	-0.1%	-1.2%	-1.3%	-1.9%
Atlanta, GA	-2.1%	-3.3%	5.1%	1.0%	-7.7%	-6.9%	2.8%	3.7%	-1.9%	-4.1%
Jacksonville, FL	-1.6%	-3.3%	11.3%	-0.5%	-9.0%	-5.2%	-0.8%	0.9%	-1.3%	-5.5%
Houston, TX	-2.5%	-2.3%	-1.6%	-14.4%	-3.3%	10.0%	0.3%	-0.6%	-1.5%	-1.9%
Nashville, TN	-0.6%	-2.4%	9.6%	-0.7%	-6.6%	-3.5%	-0.9%	-1.2%	-1.2%	-2.8%
Austin, TX	0.3%	-2.7%	7.6%	-4.1%	-5.6%	-1.4%	0.6%	1.3%	-1.7%	-4.3%
Tampa, FL	-0.4%	-2.5%	-3.5%	-4.4%	1.9%	-1.0%	0.5%	0.7%	-1.7%	-3.7%
South Florida	-1.7%	-0.1%	20.0%	11.4%	-12.0%	-6.3%	-0.2%	1.3%	-0.1%	-0.6%
Phoenix, AZ	-0.6%	-9.4%	3.8%	-3.7%	-5.7%	-15.9%	6.9%	8.8%	-4.2%	-12.5%
Raleigh/Durham, NC	-1.2%	-3.8%	4.5%	5.2%	-4.2%	-8.3%	-1.8%	-4.2%	-1.4%	-3.2%
Subtotal	-1.3%	-2.6%	5.7%	-3.2%	-6.2%	-2.1%	0.5%	0.7%	-1.5%	-3.6%

Secondary Markets
Memphis, TN	-0.9%	-1.2%	2.3%	0.4%	-3.6%	-2.6%	0.0%	-0.1%	0.0%	-1.2%
Columbus, GA	-1.5%	-1.5%	3.8%	-2.6%	-4.9%	-0.8%	-0.6%	1.0%	-0.6%	-2.9%
Jackson, MS	-0.7%	0.6%	0.4%	-6.5%	-1.3%	5.2%	1.2%	0.9%	0.2%	-0.2%
Greenville, SC	-1.4%	-3.7%	9.9%	10.1%	-9.3%	-12.9%	0.4%	-1.4%	-3.0%	-4.0%
Lexington, KY	2.2%	-2.3%	4.6%	2.6%	0.4%	-5.5%	0.6%	-2.3%	-1.9%	-2.1%
Little Rock, AR	-0.6%	2.3%	4.9%	-4.3%	-4.0%	7.2%	-1.2%	-0.3%	0.5%	0.7%
Savannah, GA	-2.2%	-3.4%	4.6%	3.2%	-5.9%	-7.0%	0.9%	0.7%	-1.1%	-1.8%
All Other Secondary	0.5%	-0.9%	6.4%	1.1%	-3.6%	-2.3%	0.5%	1.6%	-0.9%	-3.0%
Subtotal	-0.1%	-1.1%	5.1%	0.6%	-3.7%	-2.3%	0.3%	0.7%	-0.8%	-2.3%

Operating Same Store	-0.7%	-1.8%	5.4%	-1.3%	-4.9%	-2.2%	0.4%	0.7%	-1.1%	-2.9%

Including revenue straight-line adjustment:
Total Same Store	-0.6%	-1.7%			-4.8%	-2.1%

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES)

Dollars in thousands	Three Months Ended September 30,		Percent
	2009	2008	Change
Revenues
Operating	$80,623	$82,112	-1.8%
Straight-line adjustment (1)	(21)	(90)
Total Same Store	$80,602	$82,022	-1.7%

Expense	$35,310	$35,781	-1.3%

NOI
Operating	$45,313	$46,331	-2.2%
Straight-line adjustment (1)	(21)	(90)
Total Same Store	$45,292	$46,241	-2.1%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS EIGHT EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the eight full renovation communities (2,384 units).

	Three Months Ended September 30,		Percent
	2009	2008	Change
Revenues
Operating	$86,257	$87,737	-1.7%
Straight-line adjustment (2)	(20)	(60)
Total Same Store	$86,237	$87,677	-1.6%

Expense	$37,782	$38,421	-1.7%

NOI
Operating	$48,475	$49,316	-1.7%
Straight-line adjustment (2)	(20)	(60)
Total Same Store	$48,455	$49,256	-1.6%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		Sept 30, 2009	Jun 30, 2009	Sept 30, 2008
NOI
Same store		$45,292	$47,572	$46,241
Non-same store		7,819	8,348	7,065
Total NOI		53,111	55,920	53,306
Held for sale NOI included above		(327)	(343)	(533)
Management fee income		78	63	58
Depreciation		(23,913)	(23,818)	(22,559)
Acquisition expense		(30)	(107)	-
Property management expense		(4,007)	(4,503)	(4,230)
General and administrative expense		(3,163)	(2,686)	(2,996)
Interest and other non-property income		161	68	115
Interest expense		(14,371)	(14,472)	(15,039)
Loss on debt extinguishment		(2)	(141)	(3)
Amortization of deferred financing costs		(587)	(588)	(586)
Net casualty loss and other settlement proceeds		(109)	-	(1,131)
Gain on sale of non-depreciable assets		1	-	-
Loss from real estate joint ventures		(288)	(156)	(274)
Discontinued operations		324	1,481	386
Net income attributable to noncontrolling interests		(260)	(570)	(321)
Net income attributable to Mid-America Apartment Communities, Inc.		$6,618	$10,148	$6,193

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current		Estimated
	Total	Estimated		Cost		Cost
	Units	Cost		per Unit		to Date
St. Augustine Phase II, Jacksonville, FL	124	$13,223		$107		$13,223
Copper Ridge Phase I, Dallas, TX	261	22,628		87		21,092
Total development	385	$35,851		$93		$34,315

ESTIMATED TIMELINE	Construction			Initial
	Start	Finish		Occupancy		Stabilization
St. Augustine Phase II, Jacksonville, FL	3Q 2007	1Q 2009		4Q 2008		3Q 2009
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2009		2Q 2008		2Q 2010

UNITS	Actual Units as of September 30, 2009
	Completed	Occupied
St. Augustine Phase II, Jacksonville, FL	124	121
Copper Ridge Phase I, Dallas, TX	216	186

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended		Trailing
		September 30, 2009		4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.		$6,618		$35,638
Depreciation		23,913		94,870
Interest expense		14,371		58,726
Loss on debt extinguishment		2		253
Amortization of deferred financing costs		587		2,388
Net casualty loss and other settlement proceeds		109		(87)
Gain on sale of non-depreciable assets		(1)		(1)
Gain on sale of discontinued operations		(13)		(2,600)
EBITDA		$45,586		$189,187

		Three Months Ended September 30,
		2009		2008
EBITDA/Debt Service		3.11	x	2.87	x
Fixed Charge Coverage (1)		2.59	x	2.49	x
Total Debt as % of Total Gross Assets		49%		51%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF SEPTEMBER 30, 2009
Dollars in thousands

DEBT OUTSTANDING SUMMARIES				Average
				Years to
			Principal	Contract	Effective
			Balance	Maturity	Rate
	Conventional - Fixed Rate or Swapped (1)		$ 992,435	3.5	5.5%
	Tax-free - Fixed Rate or Swapped (1)		37,570	7.5	4.7%
	Conventional - Variable Rate (2)		136,866	4.8	1.1%
	Conventional - Variable Rate - Capped (3)		82,936	5.4	0.8%
	Tax-free - Variable Rate - Capped (3)		64,350	2.4	1.2%
		Total Debt Outstanding	$ 1,314,157	3.9	4.5%

	(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
	(2) Includes a $15 million mortgage with an imbedded cap at a 7% rate.
	(3) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

			Line	Amount	Amount
			Limit	Collateralized	Borrowed
	Fannie Mae Credit Facilities		$ 1,044,429	$ 1,044,429	$ 919,833
	Freddie Mac Credit Facilities		300,000	296,404	296,404
	Regions Credit Facility		50,000	48,375	880
	Other Borrowings		97,040	97,040	97,040
		Total Debt	$ 1,491,469	$ 1,486,248	$ 1,314,157

CONTRACT MATURITIES
	Line Limit
	Credit Facilities
	Fannie Mae	Freddie Mac	Regions	Other	Total
2009	$ -	$ -	$ -	$ -	$ -
2010	-	-	50,000	-	50,000
2011	80,000	100,000	-	-	180,000
2012	80,000	-	-	-	80,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	18,521	539,757
2015	120,000	-	-	53,052	173,052
Thereafter	240,000	-	-	25,467	265,467
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 97,040	$ 1,491,469

SWAPS AND FIXED RATE MATURITIES

	Swap Balances			Temporary	Total
		SIFMA	Fixed Rate	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Balances	Balances (1)	Balance	Rate
2009	$ -	$ -	$ -	$ 65,000	$ 65,000	7.7%
2010	140,000	8,365	-	-	148,365	5.7%
2011	158,000	-	-	-	158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	18,521	-	162,521	5.7%
2015	75,000	-	37,852	-	112,852	5.6%
Thereafter	-	-	25,467	-	25,467	5.6%
Total	$ 857,000	$ 26,165	$ 81,840	$ 65,000	$ 1,030,005	5.5%

	(1) Represents a $65 million fixed rate FNMA borrowing that converts to a variable rate on November 1, 2009.

OTHER DATA

PER SHARE DATA	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Dividend paid per common share	$0.615	$0.615	$1.845	$1.845

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	10/30/2009	10/15/2009
Preferred Series H - quarterly	$0.51875	9/23/2009	9/14/2009

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	6,200,000	$25.00	$155,000,000	8/11/2008